UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2020

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (507) 454-5374

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 25, 2020, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in a virtual meeting format. As of the record date for the Annual Meeting, there were 574,396,214 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 528,244,268 shares of Common Stock represented in person in a virtual meeting format or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Willard D. Oberton	450,303,884	17,846,184	852,484
Michael J. Ancius	453,035,333	15,086,569	880,650
Michael J. Dolan	448,048,168	18,741,586	2,212,798
Stephen L. Eastman	460,779,847	7,343,668	879,037
Daniel L. Florness	456,949,339	11,138,194	915,019
Rita J. Heise	458,386,735	9,743,054	872,763
Daniel L. Johnson	460,790,557	7,332,237	879,758
Nicholas J. Lundquist	453,862,387	13,832,031	1,308,134
Scott A. Satterlee	453,071,100	14,952,279	979,173
Reyne K. Wisecup	454,261,871	13,865,465	875,216
There were 59,241,716 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

For	Against	Abstain
510,582,170	16,585,891	1,076,207
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by our shareholders.

•
Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting. The voting results were as follows:

For	Against	Abstain
441,916,532	22,784,891	4,301,129
There were 59,241,716 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was adopted by our shareholders.
•Proposal #4 – A shareholder proposal related to diversity reporting. The voting results were as follows:

For	Against	Abstain
270,384,069	171,867,168	26,751,315
There were 59,241,716 broker non-votes.
Based on the votes set forth above, the shareholder proposal related to diversity reporting was approved by our shareholders.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

April 28, 2020	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Controller, Chief Accounting Officer, and Treasurer